Commitments (Details Narrative) $ in Thousands, $ in Thousands	1 Months Ended	3 Months Ended
	Mar. 31, 2026 USD ($)	Mar. 31, 2026 USD ($)	Mar. 31, 2026 AUD ($)	Dec. 31, 2025 USD ($)
Purchase obligation			$ 400	$ 400
Customer Services Arrangement [Member]
Capital expenditure commitment amount	$ 1,260,000	$ 1,260,000
Capital expenditure to purchase of equipment		720,000
World Wide Technology [Member]
Purchase obligation	$ 92,000	$ 92,000
Purchase commitments description	The total contractual value is approximately $92 million, of which a portion has been paid and recorded as a prepayment. The remaining unpaid balance represents the Company’s commitment. Payment terms require 20% upfront, with the balance payable within 15 days of invoice upon shipment.